Exhibit 99.2

 CLEARWATER PAPER CORPORATIONFOURTH QUARTER AND FULL YEAR 2017SUPPLEMENTAL INFORMATION  02/05/18 LINDA MASSMANPRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTORJOHN HERTZSENIOR VICE PRESIDENT FINANCE AND CHIEF FINANCIAL OFFICER

     FORWARD-LOOKING STATEMENTS  This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding outlook for Q1 2018; the costs, timing and benefits associated with strategic capital investments and operational improvements; our Shelby, N.C. expansion; debt ratios; financial models; estimated Q1 2018 net earnings, EBITDA, and adjusted EBITDA; and estimated Q1 2018 operating income, adjusted operating income, adjusted net earnings, net earnings per diluted common share, adjusted net earnings per diluted common share, net sales and adjusted operating margin; Q1 and full year 2018 product volumes shipped, product pricing and sales mix, cost and timing of major maintenance and repairs, pulp costs, energy costs, and productivity gains. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission, as well as the following: competitive pricing pressures for our products, including as a result of increased capacity as additional manufacturing facilities are operated by our competitors;the loss of or changes in prices in regards to a significant customer;changes in customer product preferences and competitors' product offerings;our ability to successfully implement our operational efficiencies and cost savings strategies;our ability to execute on our expansion strategies, including on-time completion of our planned new tissue manufacturing operations in Shelby, North Carolina;customer acceptance and timing and quantity of purchases of our tissue products, including the existence of sufficient demand for and the quality of tissue produced by our expanded Shelby, North Carolina operations when they are completed;changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate;labor disruptions;changes in transportation costs and disruptions in transportation services;changes in the cost and availability of wood fiber and wood pulp;manufacturing or operating disruptions, including IT system and IT system implementation failures, equipment malfunction and damage to our manufacturing facilities;changes in costs for and availability of packaging supplies, chemicals, energy and maintenance and repairs;cyclical industry conditions; changes in expenses and required contributions associated with our pension plans;environmental liabilities or expenditures;cyber-security risks;reliance on a limited number of third-party suppliers for raw materials;our inability to service our debt obligations;restrictions on our business from debt covenants and terms; andchanges in laws, regulations or industry standards affecting our business.Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.   2

2017 FULL YEAR HIGHLIGHTS

CLEARWATER PAPER

$1,730 MILLION NET SALES, FLAT VS. 2016

$72 MILLION GAAP OPERATING INCOME

$190 MILLION ADJUSTED EBITDA[1], AT THE LOW END OF OUR MOST RECENT OUTLOOK RANGE OF $190 TO $210 MILLION

DILUTED GAAP EPS OF $5.88 AND ADJUSTED DILUTED EPS OF $2.32[1]

COMPLETED MAJOR MAINTENANCE AT BOTH PAPERBOARD FACILITIES

COMPLETED WAREHOUSE AUTOMATION PROJECT

COMPLETED CLOSURE OF OKLAHOMA CITY CONVERTING FACILITY AND SHUTDOWN OF TWO MACHINES AT THE NEENAH FACILITY

COMMISSIONED CONTINUOUS PULP DIGESTER AT LEWISTON FACILITY

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

3

   FOURTH QUARTERFINANCIAL HIGHLIGHTS  $437 MILLION NET SALES, UP 2% VS. Q3'17 $27 MILLION GAAP OPERATING INCOME$58 MILLION ADJUSTED EBITDA1, AT HIGH END OF OUTLOOK RANGE OF $50 TO $60 MILLION DILUTED GAAP EPS OF $4.88 AND ADJUSTED DILUTED EPS OF $0.871AN INCREMENTAL $12 MILLION CONTRIBUTION TO COST SAVINGS FROM STRATEGIC CAPITAL AND OPERATIONAL EFFICIENCY INITIATIVES IN Q4’17 COMPARED TO Q4’16  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  4

FINANCIAL SUMMARY (GAAP BASIS)
(UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Twelve Months Ended December 31, 2016	2017
Net sales	$437,204	$436,671	$435,320	$425,568	$437,525	$429,663	$426,504	$436,716	$1,734,763	$1,730,408
Gross Profit	$68,557	$74,820	$38,715	$57,044	$50,495	$48,930	$39,923	$61,439	$239,136	$200,787
Selling, general and administrative expenses[1]	($30,795)	($34,655)	($29,435)	($32,934)	($29,937)	($29,265)	($34,472)	($34,785)	($127,819)	($128,459)
Operating income	$37,762	$40,165	$9,280	$24,110	$20,558	$19,665	$5,451	$26,654	$111,317	$72,328
Consumer Products	18,390	18,544	17,201	13,781	6,189	10,534	4,436	7,457	67,916	28,616
Pulp and Paperboard	35,163	40,032	9,956	27,581	27,248	21,595	15,023	34,642	112,732	98,508
Corporate	(15,791)	(18,411)	(17,877)	(17,252)	(12,879)	(12,464)	(14,008)	(15,445)	(69,331)	(54,796)
Operating margin	8.6%	9.2%	2.1%	5.7%	4.7%	4.6%	1.3%	6.1%	6.4%	4.2%
Interest expense, net[2]	($7,643)	($7,396)	($7,520)	($8,092)	($8,043)	($7,673)	($7,683)	($7,975)	($30,651)	($31,374)
Income tax (provision) benefit[3]	($11,673)	($11,905)	($859)	($6,675)	($5,000)	($3,955)	$3,095	$62,245	($31,112)	$56,385
Net earnings	$18,446	$20,864	$901	$9,343	$7,515	$8,037	$863	$80,924	$49,554	$97,339
Net earnings per diluted common share	$1.05	$1.21	$0.05	$0.56	$0.45	$0.48	$0.05	$4.88	$2.90	$5.88

[1] Selling, general and administrative expenses for the third quarter and twelve months ended 2016 includes gain on divested assets of $1.8 million.
[2] Interest expense, net for the fourth quarter and twelve months ended 2016 includes debt retirement costs of $0.4 million.
[3] The income tax benefit in Q4 and Full Year '17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three and twelve months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

5

FINANCIAL SUMMARY (ADJUSTED BASIS) (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Q1'18 Outlook[7]	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2017
Net sales	$437,204	$436,671	$435,320	$425,568	$437,525	$429,663	$426,504	$436,716	2% - 3% Lower	$1,734,763	$1,730,408
Adjusted gross profit[1]	$68,989	$75,353	$41,051	$60,215	$56,698	$50,148	$41,229	$61,856		$245,608	$209,931
Adjusted gross profit margin[1,2]	15.8%	17.3%	9.4%	14.1%	13.0%	11.7%	9.7%	14.2%		14.2%	12.1%
Adjusted selling, general and administrative expenses[1,3]	($30,069)	($31,045)	($27,734)	($29,915)	($31,272)	($30,643)	($29,048)	($29,835)		($118,763)	($120,798)
Adjusted operating income (loss)[1]	$38,920	$44,308	$11,562	$30,300	$25,426	$19,505	$12,181	$32,021		$125,090	$89,133
Consumer Products	18,822	19,077	15,912	16,952	12,392	11,752	10,223	11,424		70,763	45,791
Pulp and Paperboard	35,163	40,032	9,956	27,581	27,248	21,595	15,023	34,774		112,732	98,640
Corporate	(15,065)	(14,801)	(14,306)	(14,233)	(14,214)	(13,842)	(13,065)	(14,177)		(58,405)	(55,298)
Adjusted operating margin[1,4]	8.9%	10.1%	2.7%	7.1%	5.8%	4.5%	2.9%	7.3%	4.5% - 6%	7.2%	5.2%
Interest expense, net[9]	($7,643)	($7,396)	($7,520)	($8,092)	($8,043)	($7,673)	($7,683)	($7,975)		($30,651)	($31,374)
Adjusted income tax (provision) benefit[1,5]	($12,089)	($13,368)	($1,673)	($8,388)	($6,655)	($3,902)	$807	($9,597)		($35,518)	($19,347)
Adjusted net earnings[1]	$19,188	$23,544	$2,369	$13,820	$10,728	$7,930	$5,305	$14,449		$58,921	$38,412
Depreciation and amortization expense	$21,150	$22,024	$22,747	$25,169	$27,557	$26,055	$25,856	$25,522		$91,090	$104,990
Adjusted EBITDA[1]	$60,070	$66,332	$34,309	$54,125	$49,320	$45,023	$37,621	$57,543	$42,000-$52,000[8]	$214,836	$189,507
Consumer Products	32,581	33,280	30,934	31,999	26,971	27,507	25,880	25,824		128,794	106,182
Pulp and Paperboard	41,530	46,481	16,486	34,976	35,353	29,951	23,351	44,459		139,473	133,114
Corporate	(14,041)	(13,429)	(13,111)	(12,850)	(13,004)	(12,435)	(11,610)	(12,740)		(53,431)	(49,789)
Adjusted EBITDA margin[1,6]	13.7%	15.2%	7.9%	12.7%	11.3%	10.5%	8.8%	13.2%		12.4%	11.0%
Adjusted net earnings per diluted common share[1]	$1.09	$1.37	$0.14	$0.82	$0.64	$0.48	$0.32	$0.87		$3.44	$2.32
Gross debt to rolling four quarter total Adjusted EBITDA[1]	2.5	2.3	2.7	3.3	3.5	3.7	3.7	3.9		3.3	3.9
Capital Expenditures	$25,732	$28,822	$54,794	$46,329	$41,804	$47,750	$49,269	$59,862		$155,677	$198,685

[1] Non-GAAP measure - See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Adjusted gross profit margin is defined as Adjusted gross profit divided by Net sales.
[3] Selling, general and administrative expenses for the third quarter and twelve months ended 2016 includes gain on divested assets of $1.8 million.
[4] Adjusted operating margin is defined as Adjusted operating income divided by Net sales.
[5] The income tax benefit in Q4 and Full Year '17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three and twelve months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.
[6] Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Net sales.
[7] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[8] Non-GAAP measure - See page 19 for the reconciliation to the most comparable GAAP measure.
[9] Interest expense, net for the fourth quarter and twelve months ended 2016 includes debt retirement costs of $0.4 million.

6

2017 VS. 2016 CONSOLIDATED ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Stronger mix of ultra tissue, lower parent roll and non-retail sales in CPD
VOLUME	Lower due to away-from-home volume. Lower parent roll volume due to shutdown of two tissue machines at the Neenah facility. Partially offset by higher paperboard shipment volume due to Manchester Industries acquisition
RAW MATERIALS	Higher raw material pricing on pulp, caustic, polyethylene, and packaging supplies
TRANSPORTATION	Higher line haul rates, diesel prices, costs due to weather related events, and costs to service demand
WAGES & BENEFITS	Lower due to warehouse automation and lower medical expenses, all partly offset by annual wage increases
OKC/NEENAH	Savings due to Oklahoma City facility closure and shutdown of two tissue machines at the Neenah facility, including lower wages and maintenance, partly offset by higher freight
OTHER	Lower due to cost saving initiatives, partly offset by professional services

ADJ. EBITDA[1] (MILLIONS)



$225
$215
$205
$195
$185
$175
$165
$155
$214.8
$5.0
-$24.4
-$12.6
-$12.3
$2.7
$14.0
$2.3
$189.5
2016 Adj. EBITDA1
Price/Mix
Volume
Raw Materials
Transportation
Wages & Benefits
OKC/Neenah
Other
2017 Adj. EBITDA 1

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

7

 Q4’17 VS. Q3’17CONSOLIDATED ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  PRICE/MIX    Lower promotional spend and stronger mix of ultra quality tissue sales, partially offset by paperboard mix  VOLUME    Lower retail tissue and parent roll sales, partly offset by higher paperboard shipments  TRANSPORTATION    Higher customer freight rates due to weather related events and costs to service Q4 demand  MAINTENANCE    Idaho major maintenance outage completed in Q3and lower planned maintenance at CPD Mills  WAGES & BENEFITS    Higher medical claims  ADJ, EBITDA1(MILLIONS)  1  1  8

Q4'17 VS. Q4'16 CONSOLIDATED ADJUSTED EBITDA[1] BRIDGE

CLEARWATER PAPER

PRICE/MIX	Stronger mix of ultra tissue, lower parent roll sales and lower promotional spend at CPD, and higher paperboard pricing due to Q3'17 increase
VOLUME	Lower non-retail tissue sales, partly offset by higher paperboard shipment volume due to Manchester Industries acquisition
PULP/WOOD FIBER	Higher external pulp pricing
TRANSPORTATION	Higher line haul rates, diesel prices, rates in connection with weather related events, costs to service Q4'17 demand
ENERGY	Higher electrical purchases due to turbine outage at Idaho facility
MAINTENANCE	Lower planned maintenance
OKC/NEENAH	Savings due to Oklahoma City facility closure and shutdown of two tissue machines at the Neenah facility, including lower wages and maintenance, partly offset by higher freight



ADJ. EBITDA[1] (MILLIONS)
$67
$62
$57
$52
$47
$42
$37
$54.1
$10.9
-$3.2
-$4.2
-$6.8
-$1.6
$3.9
$5.2
-$0.8
$57.5
Q4'16 Adj. EBITDA 1
Price/Mix
Volume
Pulp/Wood Fiber
Transportation
Energy
Maintenance
OKC/Neenah
Other
Q4'17 Adj. EBITDA 1

Net productivity improvement vs. Q4'16 of $12 million

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.

9

   1 Based on Q1’15 prices, input costs, and market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 The Continuous Digester was placed into service in Q4’17. 2015 - 2016 and 2017 cost savings contributions were $0.3M and $1.7M, respectively..  STRATEGIC INVESTMENT AND OPERATIONAL IMPROVEMENT SCORECARD AS OF Q4'17   Strategic plan announced in Q1’15, expected capex of $229-$241 million Expected to yield a $115-$145 million cost savings by the end of 20181     Continuous Digester2  Warehouse Automation  Other Projects  Operational Improvements  TOTAL STRATEGIC CAPEX  $148-$158  $32-$34  $49   $0  FULL RUN-RATE EXPECTED IMPACT (MILLIONS $)1                   COST SAVINGS1  $30-$35    $20-$21    $21-$24    $44-$65    2015-2016 COST SAVINGS ACHIEVED  2017 COST SAVINGS ACHIEVED  10

 SHELBY EXPANSION:$340 MILLION    PAPER MACHINE    Install NTT Tissue Machine and Converting Equipment  LOCATION    Shelby, NC adjacent to current Tissue plant  CAPACITY    70,000 Tons  COST    $283 Million  START PRODUCTION    Q1-2019  FULL SHIPMENT RUN-RATE    Late 2020  11  WAREHOUSE CONSOLIDATION    Improve operational efficiency in Eastern Regions. Less reliance on 3PL  LOCATION    Shelby, NC adjacent to current Tissue plant  COST    $57 Million  CONSTRUCTION    Q2-2017 through Q1-2019

KEY SEGMENT RESULTS - CONSUMER PRODUCTS (UNAUDITED)

CLEARWATER PAPER

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	CONSUMER PRODUCTS CROSS-CYCLE FINANCIAL MODEL
Shipments									
Non-Retail (short tons)[1]	24,358	20,028	18,384	19,182	16,678	13,736	12,958	12,190	
Retail (short tons)	75,027	79,095	82,216	77,704	78,686	77,714	77,544	75,123	
Total Tissue Tons	99,385	99,123	100,600	96,886	95,364	91,450	90,502	87,313	
Converted Products (cases in thousands)[2]	12,990	13,229	13,770	12,886	13,123	12,709	12,727	12,662	
Sales Price									
Non-Retail ($/short ton)[1]	$1,477	$1,496	$1,506	$1,442	$1,439	$1,454	$1,468	$1,394	
Retail ($/short ton)	$2,784	$2,747	$2,742	$2,757	$2,772	$2,723	$2,754	$2,855	
Total Tissue ($/short ton)	$2,464	$2,494	$2,516	$2,496	$2,539	$2,533	$2,574	$2,651	
Segment net sales ($ in thousands)	$245,018	$247,912	$253,319	$242,131	$242,423	$231,912	$232,916	$234,656	
Segment GAAP operating income ($ in thousands)	$18,390	$18,544	$17,201	$13,781	$6,189	$10,534	$4,436	$7,457	
Segment GAAP operating margin	7.5%	7.5%	6.8%	5.7%	2.6%	4.5%	1.9%	3.2%	
Segment Adjusted EBITDA[3] ($ in thousands)	$32,581	$33,280	$30,934	$31,999	$26,971	$27,507	$25,880	$25,824	
Segment Adjusted EBITDA margin[4]	13.3%	13.4%	12.2%	13.2%	11.1%	11.9%	11.1%	11.0%	17.0%

[1] Includes away-from-home (AFH), contract and parent roll tissue products.
[2] Includes retail, AFH, and contract tissue case products.
[3] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[4] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.

12

CLEARWATER PAPER TISSUE SHIPMENTS AND U.S. RETAIL TISSUE MARKET

CLW Q4'17 by Market Segment
(% of Tons)


Parent Rolls 7%
Other 1%
AFH 6%
Retail 86%

CLW Q3'17 by Market Segment
(% of Tons)


Parent Rolls 8%
Other 1%
AFH 6%
Retail 85%

U.S. Retail Tissue Market Q4'17 ($)
(MultiOutlet)[1]

CATEGORY	PRIVATE LABEL	BRANDS	TOTAL
Total Retail Tissue Share ($)	26%	74%	100%
% Change Q4'17 vs. Q3'17	—%	—%	—%

[1] Data Source: IRI Worldwide data through December 31, 2017.

13

 PRICE/MIX    Lower promotional spend and stronger mix of ultra quality tissue sales  VOLUME    Lower retail tissue and parent roll sales  TRANSPORTATION    Higher customer freight rates due to weather related events and costs to service Q4 demand  MAINTENANCE    Lower planned maintenance  WAGES & BENEFITS    Higher medical claims  SG&A    Lower due to cost saving initiatives  Q4'17 VS. Q3'17CONSUMER PRODUCTS ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  14

KEY SEGMENT RESULTS – PULP AND PAPERBOARD (UNAUDITED)

CLEARWATER PAPER

	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17[3]	Q2'17[3]	Q3'17[3]	Q4'17[3]	PULP AND PAPERBOARD CROSS-CYCLE FINANCIAL MODEL
Shipments									
Paperboard (short tons)	201,340	199,132	196,271	199,415	210,382	207,152	200,569	210,098	
Sales Price									
Paperboard ($/short ton)	$952	$948	$927	$920	$927	$955	$965	$962	
Segment net sales ($ in thousands)	$192,186	$188,759	$182,001	$183,437	$195,102	$197,751	$193,588	$202,060	
Segment GAAP operating income ($ in thousands)	$35,163	$40,032	$9,956	$27,581	$27,248	$21,595	$15,023	$34,642	
Segment GAAP operating margin	18.3%	21.2%	5.5%	15.0%	14.0%	10.9%	7.8%	17.1%	
Segment Adjusted EBITDA[1] ($ in thousands)	$41,530	$46,481	$16,486	$34,976	$35,353	$29,951	$23,351	$44,459	
Segment Adjusted EBITDA margin[2]	21.6%	24.6%	9.1%	19.1%	18.1%	15.1%	12.1%	22.0%	19.0%

[1] Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.
[2] Non-GAAP measure – Segment Adjusted EBITDA margin is defined as Segment Adjusted EBITDA divided by Segment net sales.
[3] Results include the impact of Manchester Industries acquisition, which was acquired at the end of Q4'16.

15

CLEARWATER PAPER PAPERBOARD SHIPMENTS AND U.S. PAPERBOARD MARKET

CLEARWATER PAPER.

CLW Q4'17 by Market Segment
(% of Tons)



Folding
53%
Food Service
38%
Liquid Pkg
9%

CLW Q3'17 by Market Segment
(% of Tons)



Folding
57%
Food Service
34%
Liquid Pkg
9%

U.S. Paperboard Production[3]

CATEGORY	CLEARWATER PAPER	OTHER
Total Domestic SBS[1] Market Share	14%	86%
Folding	18%	82%
Food Service[2]	15%	85%
Liquid Packaging	5%	95%

[1] Solid Bleached Sulfate.
[2] Food Service includes cup, plate, dish and tray products.
[3] Data Source: American Forest and Paper Association Solid Bleached Domestic Production – December YTD 2017.

16

 PRICE/MIX    Relatively stable mix  VOLUME    Higher paperboard shipments  TRANSPORTATION    Higher freight rates primarily due to weather related events  MAINTENANCE    Idaho major maintenance outage completed in Q3  Q4’17 vs. Q3'17 PULP AND PAPERBOARD ADJUSTED EBITDA1 BRIDGE  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.  SEGMENT ADJ. EBITDA1(MILLIONS)  1  1  17

 CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL  1 Non-GAAP measure – See Appendix for the definition and reconciliation to the most comparable GAAP measure.                                        Twelve Months Ended December 31,          CLEARWATER PAPER CROSS-CYCLE FINANCIAL MODEL    (Dollars in thousands)  Q1'16    Q2'16    Q3'16    Q4'16    Q1'17    Q2'17    Q3'17    Q4'17      2016    2017                                                            Net sales  100%  100%  100%  100%  100%  100%  100%  100%    100%  100%    100  %  Adjusted gross profit margin1  15.8%  17.3%  9.4%  14.1%  13.0%  11.7%  9.7%  14.2%    14.2%  12.1%    17.0  %  Adjusted SG&A expenses1 as % of net sales  (6.9%)  (7.1%)  (6.8%)  (7.0%)  (7.1%)  (7.1%)  (6.8%)  (6.8%)    (6.9%)  (7.0%)    (6.0%)  Adjusted operating margin1  8.9%  10.1%  2.7%  7.1%  5.8%  4.5%  2.9%  7.3%    7.2%  5.2%    11.0  %  Adjusted net earnings1 as % of net sales  4.4%  5.4%  0.5%  3.2%  2.5%  1.8%  1.2%  2.5%    3.4%  2.2%    5.0  %  Adjusted EBITDA margin1  13.7%  15.2%  7.9%  12.7%  11.3%  10.5%  8.8%  13.2%    12.4%  11.0%    15.0%  18

Q1'18 OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

	OUTLOOK	
	THREE MONTHS ENDING MARCH 31, 2018	
	RANGE OF ESTIMATE	
(Dollars in thousands)	FROM	TO
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[2]:		
GAAP net earnings	$4,700	$9,700
Interest expense, net	6,800	8,000
Income tax provision	1,700	3,500
Depreciation and amortization expense	24,200	26,200
EBITDA[2]	$37,400	$47,400
Directors' equity-based compensation expense	300	300
Reorganization related expenses	4,300	4,300
Adjusted EBITDA[3]	$42,000	$52,000

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[2] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings (loss). EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

19

Q1'18 OUTLOOK[1] RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

	OUTLOOK	
	THREE MONTHS ENDING MARCH 31, 2018	
	RANGE OF ESTIMATE	
(Dollars in thousands)	FROM	TO
GAAP Operating Income	$16,000	$21,000
Directors' equity-based compensation expense	300	300
Reorganization related expenses	4,300	4,300
Adjusted operating income[2]	$20,600	$25,600

(Dollars in thousands)	FROM	TO
GAAP net earnings	$4,700	$9,700
Adjustments, after tax[3]:		
Directors' equity-based compensation expense	220	220
Reorganization related expenses	3,180	3,180
Adjusted net earnings[2]	$8,100	$13,100

	FROM	TO
GAAP net earnings per diluted common share[4]	$0.28	$0.59
Adjusted net earnings per diluted common share[2,4]	$0.49	$0.79

[1] This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See "Forward-Looking Statements" on page 1.
[2] Adjusted operating income, Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] All non-tax items are tax effected at a 26.0% annual rate.
[4] GAAP net earnings per diluted common share and Adjusted net earnings per diluted common share are calculated utilizing fourth quarter 2017 diluted average common shares outstanding of 16,568 (in thousands).

20

   Q1'18 OUTLOOK1    2% - 3% Lower    4.5% - 6%    $42M - $52M    $0.49 - $0.79  NET SALES  ADJUSTED OPERATING MARGIN2,3  ADJUSTED EBITDA2  ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE2,4    1 This information is based upon management’s current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the information set forth above. See “Forward-Looking Statements” on page 1.2 Non-GAAP measure – See prior slides for the reconciliation to the most comparable GAAP measure.3 Adjusted operating margin is defined as net sales divided by adjusted operating income.4 Adjusted net earnings per diluted common share is calculated utilizing fourth quarter 2017 diluted average common shares outstanding of 16,568 (in thousands).  21

 PRICE/MIX    Expecting continued price pressure due to the changing retail landscape and new tissue entrants.  VOLUME    Tissue converted product under pressure offset by higher parent roll volume. Higher paperboard volume given more uptime on machines due to no scheduled major outages and due to leverage of Manchester acquisition.  PULP/WOOD FIBER    Pulp prices remain high. Market indices are projecting prices will begin to fall but will be flat to up from 2017 on average. Higher wood fiber prices being driven by market pulp and corrugate markets.  MAINTENANCE    No major outage at Arkansas facility. Idaho facility will undergo a minor shutdown in Q3 to inspect the new continuous digester.  OTHER COSTS    Higher line haul rates and diesel prices putting upward pressure on transportation costs. Higher chemical prices driven by global demand and 2017 weather related events.  SG&A    Lower SG&A spend from restructuring and cost initiatives.  OPERATIONAL IMPROVEMENTS    Realize full benefit of strategic projects. Supplying more pulp internally from new continuous digester to offset some of higher external pulp costs. Warehouse automation at full cost savings run rate. Optimizing manufacturing and distribution network with expansion at North Carolina facility. Expecting to continue driving out additional costs through productivity initiatives to partially offset rising raw material costs.  2018 FULL YEAR OUTLOOK1  1 This information is based upon management's current expectations and estimates, which are in part based on market and industry data. Many factors are outside the control of management, including particularly input costs for commodity products, and actual results may differ materially from the informatiion set forth above. See "Forward-Looking Statements" on page 1.   22

 APPENDIX    23

ADJUSTED GROSS PROFIT & ADJUSTED SG&A RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2017
Gross profit[1]	$68,557	$74,820	$38,715	$57,044	$50,495	$48,930	$39,923	$61,439	$239,136	$200,787
Costs associated with Long Island facility closure	432	533	466	460	466	661	610	298	1,891	2,035
Pension settlement expense	—	—	1,870	—	—	—	—	—	1,870	—
Costs associated with Oklahoma City facility closure	—	—	—	1,662	5,737	275	576	119	1,662	6,707
Costs associated with Neenah paper machines shutdown	—	—	—	1,049	—	—	—	—	1,049	—
Write-off of assets as a result of Warehouse Automation project	—	—	—	—	—	41	—	—	—	41
Accelerated depreciation of assets as a result of Warehouse Automation project	—	—	—	—	—	241	120	—	—	361
Adjusted gross profit[2]	$68,989	$75,353	$41,051	$60,215	$56,698	$50,148	$41,229	$61,856	$245,608	$209,931
Selling, general and administrative expenses (SG&A)[3]	($30,795)	($34,655)	($29,435)	($32,934)	($29,937)	($29,265)	($34,472)	($34,785)	($127,819)	($128,459)
Directors' equity-based compensation expense (benefit)	726	3,610	89	354	(1,450)	(1,483)	463	(363)	4,779	(2,833)
Costs associated with Oklahoma City facility closure	—	—	—	—	—	—	4,481	3,530	—	8,011
Pension settlement expense	—	—	1,612	—	—	—	—	—	1,612	—
Manchester Industries acquisition related expenses	—	—	—	2,665	115	105	—	—	2,665	220
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	480	1,783	—	2,263
Adjusted selling, general and administrative expenses[2]	($30,069)	($31,045)	($27,734)	($29,915)	($31,272)	($30,643)	($29,048)	($29,835)	($118,763)	($120,798)

[1] Gross profit is defined as net sales minus cost of sales.
[2] Adjusted gross profit and Adjusted selling, general and administrative expenses exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] Selling, general and administrative expenses for the third quarter and twelve months ended 2016 includes gain on divested assets of $1.8 million.

24

SEGMENT ADJUSTED OPERATING INCOME (LOSS) RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2017
Consumer Products										
Operating income	$18,390	$18,544	$17,201	$13,781	$6,189	$10,534	$4,436	$7,457	$67,916	$28,616
Costs associated with Long Island facility closure	432	533	466	460	466	661	610	298	1,891	2,035
Gain associated with the sale of the specialty mills, net	—	—	(1,755)	—	—	—	—	—	(1,755)	—
Costs associated with Oklahoma City facility closure	—	—	—	1,662	5,737	275	5,057	3,649	1,662	14,718
Costs associated with Neenah paper machines shutdown	—	—	—	1,049	—	—	—	—	1,049	—
Write-off of assets as a result of Warehouse Automation project	—	—	—	—	—	41	—	—	—	41
Accelerated depreciation of assets as a result of Warehouse Automation project	—	—	—	—	—	241	120	—	—	361
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	—	20	—	20
Adjusted Consumer Products operating income[1]	$18,822	$19,077	$15,912	$16,952	$12,392	$11,752	$10,223	$11,424	$70,763	$45,791
Pulp and Paperboard										
Operating Income	$35,163	$40,032	$9,956	$27,581	$27,248	$21,595	$15,023	$34,642	$112,732	$98,508
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	—	132	—	132
Adjusted Pulp and Paperboard operating income[1]	$35,163	$40,032	$9,956	$27,581	$27,248	$21,595	$15,023	$34,774	$112,732	$98,640
Corporate										
Operating loss	($15,791)	($18,411)	($17,877)	($17,252)	($12,879)	($12,464)	($14,008)	($15,445)	($69,331)	($54,796)
Directors' equity-based compensation expense (benefit)	726	3,610	89	354	(1,450)	(1,483)	463	(363)	4,779	(2,833)
Pension settlement expense	—	—	3,482	—	—	—	—	—	3,482	—
Manchester Industries acquisition related expenses	—	—	—	2,665	115	105	—	—	2,665	220
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	480	1,631	—	2,111
Adjusted Corporate operating loss[1]	($15,065)	($14,801)	($14,306)	($14,233)	($14,214)	($13,842)	($13,065)	($14,177)	($58,405)	($55,298)

[1] Adjusted operating income (loss) excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

25

ADJUSTED NET EARNINGS & ADJUSTED NET EARNINGS PER DILUTED COMMON SHARE RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER

(Dollars in thousands - except per-share amounts)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2017
GAAP net earnings	$18,446	$20,864	$901	$9,343	$7,515	$8,037	$863	$80,924	$49,554	$97,339
Adjustments, after tax[1]:										
Directors' equity-based compensation expense (benefit)	465	2,335	57	229	(957)	(988)	306	(242)	3,086	(1,881)
Costs associated with Long Island facility closure	277	345	300	297	308	440	402	199	1,219	1,349
Gain associated with the sale of the specialty mills, net	—	—	(1,129)	—	—	—	—	—	(1,129)	—
Pension settlement expense	—	—	2,240	—	—	—	—	—	2,240	—
Costs associated with Oklahoma City facility closure	—	—	—	1,073	3,786	183	3,338	2,434	1,073	9,741
Costs associated with Neenah paper machines shutdown	—	—	—	678	—	—	—	—	678	—
Manchester Industries acquisition related expenses	—	—	—	2,200	76	70	—	—	2,200	146
Write-off of assets as a result of Warehouse Automation project	—	—	—	—	—	27	—	—	—	27
Accelerated depreciation of assets as a result of Warehouse Automation project	—	—	—	—	—	161	79	—	—	240
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	317	1,189	—	1,506
Federal tax rate change[3]	—	—	—	—	—	—	—	(70,055)	—	(70,055)
Adjusted net earnings[2]	$19,188	$23,544	$2,369	$13,820	$10,728	$7,930	$5,305	$14,449	$58,921	$38,412
Net earnings per diluted common share	$1.05	$1.21	$0.05	$0.56	$0.45	$0.48	$0.05	$4.88	$2.90	$5.88
Adjustments, after tax:[1]										
Directors' equity-based compensation expense (benefit)	0.03	0.14	—	0.01	(0.06)	(0.06)	0.02	(0.01)	0.18	(0.11)
Costs associated with Long Island facility closure	0.02	0.02	0.02	0.02	0.02	0.03	0.02	0.01	0.07	0.08
Gain associated with the sale of the specialty mills, net	—	—	(0.07)	—	—	—	—	—	(0.07)	—
Pension settlement expense	—	—	0.13	—	—	—	—	—	0.13	—
Costs associated with Oklahoma City facility closure	—	—	—	0.06	0.23	0.01	0.20	0.15	0.06	0.59
Costs associated with Neenah paper machines shutdown	—	—	—	0.04	—	—	—	—	0.04	—
Manchester Industries acquisition related expenses	—	—	—	0.13	—	0.01	—	—	0.13	0.01
Write-off of assets as a result of Warehouse Automation project	—	—	—	—	—	—	—	—	—	—
Accelerated depreciation of assets as a result of Warehouse Automation project	—	—	—	—	—	0.01	0.01	—	—	0.01
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	0.02	0.07	—	0.09
Federal tax rate change[3]	—	—	—	—	—	—	—	(4.23)	—	(4.23)
Adjusted net earnings per diluted common share[2]	$1.09	$1.37	$0.14	$0.82	$0.64	$0.48	$0.32	$0.87	$3.44	$2.32

[1] All non-tax items are tax effected at the expected annual rate for that period.
[2] Adjusted net earnings and Adjusted net earnings per diluted common share exclude the impact of the items listed that we do not believe are indicative of our core operating performance.
[3] The federal tax rate change in Q4 and Full Year '17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three and twelve months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

26

ADJUSTED INCOME TAX PROVISION RECONCILIATION OF NON-GAAP FINANCIAL MEASURE (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Twelve Months Ended December 31, 2016	2017
GAAP income tax provision	($11,673)	($11,905)	($859)	($6,675)	($5,000)	($3,955)	$3,095	$62,245	($31,112)	$56,385
Adjustments, tax impact:										
Directors' equity-based compensation (expense) benefit	(261)	(1,275)	(32)	(125)	493	495	(157)	121	(1,693)	952
Costs associated with Long Island facility closure	(155)	(188)	(166)	(163)	(158)	(221)	(208)	(99)	(672)	(686)
Gain associated with the sale of the specialty mills, net	—	—	626	—	—	—	—	—	626	—
Pension settlement expense	—	—	(1,242)	—	—	—	—	—	(1,242)	—
Costs associated with Oklahoma City facility closure	—	—	—	(589)	(1,951)	(92)	(1,719)	(1,215)	(589)	(4,977)
Costs associated with Neenah paper machines shutdown	—	—	—	(371)	—	—	—	—	(371)	—
Manchester Industries acquisition related expenses	—	—	—	(465)	(39)	(35)	—	—	(465)	(74)
Write-off of assets as a result of Warehouse Automation project	—	—	—	—	—	(14)	—	—	—	(14)
Accelerated depreciation of assets as a result of Warehouse Automation project	—	—	—	—	—	(80)	(41)	—	—	(121)
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	(163)	(594)	—	(757)
Federal tax rate change[2]	—	—	—	—	—	—	—	(70,055)	—	(70,055)
Adjusted income tax (provision) benefit[1]	($12,089)	($13,368)	($1,673)	($8,388)	($6,655)	($3,902)	$807	($9,597)	($35,518)	($19,347)

[1] Adjusted income tax provision excludes the impact of the items listed that we do not believe are indicative of our core operating performance.
[2] The federal tax rate change in Q4 and Full Year '17 is primarily due to the remeasurement of deferred tax liabilities as a result of the Tax Cuts and Jobs Act (the "Act") signed into law on December 22, 2017. The resulting net tax benefit is included in the three and twelve months ended December 31, 2017. The Act is complex and significantly changes the U.S. corporate income tax system by, among other things, reducing the Federal corporate income tax rate from 35% to 21%.

27

EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2017
Earnings before interest, income taxes, and depreciation & amortization (EBITDA)[1]										
GAAP net earnings	$18,446	$20,864	$901	$9,343	$7,515	$8,037	$863	$80,924	$49,554	$97,339
Interest expense, net[2]	7,643	7,396	7,520	8,092	8,043	7,673	7,683	7,975	30,651	31,374
Income tax provision (benefit)	11,673	11,905	859	6,675	5,000	3,955	(3,095)	(62,245)	31,112	(56,385)
Depreciation and amortization expense	21,150	22,024	22,747	25,169	27,557	26,055	25,856	25,522	91,090	104,990
EBITDA[1]	$58,912	$62,189	$32,027	$49,279	$48,115	$45,720	$31,307	$52,176	$202,407	$177,318
Directors' equity-based compensation expense (benefit)	726	3,610	89	354	(1,450)	(1,483)	463	(363)	4,779	(2,833)
Costs associated with Long Island facility closure	432	533	466	460	466	365	314	298	1,891	1,443
Gain associated with the sale of the specialty mills, net	—	—	(1,755)	—	—	—	—	—	(1,755)	—
Pension settlement expense	—	—	3,482	—	—	—	—	—	3,482	—
Costs associated with Oklahoma City facility closure	—	—	—	318	2,074	275	5,057	3,649	318	11,055
Costs associated with Neenah paper machines shutdown	—	—	—	1,049	—	—	—	—	1,049	—
Manchester Industries acquisition related expenses	—	—	—	2,665	115	105	—	—	2,665	220
Write-off of assets as a result of Warehouse Automation project	—	—	—	—	—	41	—	—	—	41
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	480	1,783	—	2,263
Adjusted EBITDA[3]	$60,070	$66,332	$34,309	$54,125	$49,320	$45,023	$37,621	$57,543	$214,836	$189,507

[1] EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is net earnings. EBITDA is net earnings adjusted for net interest expense (including debt retirement costs), income taxes, and depreciation and amortization. It should not be considered as an alternative to net earnings computed under GAAP.
[2] Interest expense, net for the fourth quarter and twelve months ended 2016 includes debt retirement costs of $0.4 million.
[3] Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

28

SEGMENT EBITDA & ADJUSTED EBITDA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)

CLEARWATER PAPER.

(Dollars in thousands)	Q1'16	Q2'16	Q3'16	Q4'16	Q1'17	Q2'17	Q3'17	Q4'17	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2017
Consumer Products										
Operating income	$18,390	$18,544	$17,201	$13,781	$6,189	$10,534	$4,436	$7,457	$67,916	$28,616
Depreciation and amortization expense	13,759	14,203	15,022	16,391	18,242	16,292	16,073	14,400	59,375	65,007
Segment EBITDA[1]	$32,149	$32,747	$32,223	$30,172	$24,431	$26,826	$20,509	$21,857	$127,291	$93,623
Costs associated with Long Island facility closure	432	533	466	460	466	365	314	298	1,891	1,443
Gain associated with the sale of the specialty mills, net	—	—	(1,755)	—	—	—	—	—	(1,755)	—
Costs associated with Oklahoma City facility closure	—	—	—	318	2,074	275	5,057	3,649	318	11,055
Costs associated with Neenah paper machines shutdown	—	—	—	1,049	—	—	—	—	1,049	—
Write-off of assets as a result of Warehouse Automation project	—	—	—	—	—	41	—	—	—	41
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	—	20	—	20
Segment Adjusted EBITDA[2]	$32,581	$33,280	$30,934	$31,999	$26,971	$27,507	$25,880	$25,824	$128,794	$106,182
Pulp and Paperboard										
Operating income	$35,163	$40,032	$9,956	$27,581	$27,248	$21,595	$15,023	$34,642	$112,732	$98,508
Depreciation and amortization expense	6,367	6,449	6,530	7,395	8,105	8,356	8,328	9,685	26,741	34,474
Segment EBITDA[1]	$41,530	$46,481	$16,486	$34,976	$35,353	$29,951	$23,351	$44,327	$139,473	$132,982
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	—	132	—	132
Segment Adjusted EBITDA[2]	$41,530	$46,481	$16,486	$34,976	$35,353	$29,951	$23,351	$44,459	$139,473	$133,114
Corporate										
Operating loss	($15,791)	($18,411)	($17,877)	($17,252)	($12,879)	($12,464)	($14,008)	($15,445)	($69,331)	($54,796)
Depreciation and amortization expense	1,024	1,372	1,195	1,383	1,210	1,407	1,455	1,437	4,974	5,509
Corporate EBITDA[1]	($14,767)	($17,039)	($16,682)	($15,869)	($11,669)	($11,057)	($12,553)	($14,008)	($64,357)	($49,287)
Directors' equity-based compensation expense (benefit)	726	3,610	89	354	(1,450)	(1,483)	463	(363)	4,779	(2,833)
Pension settlement expense	—	—	3,482	—	—	—	—	—	3,482	—
Manchester Industries acquisition related expenses	—	—	—	2,665	115	105	—	—	2,665	220
Reorganization expenses associated with SG&A cost control measures	—	—	—	—	—	—	480	1,631	—	2,111
Corporate Adjusted EBITDA[2]	($14,041)	($13,429)	($13,111)	($12,850)	($13,004)	($12,435)	($11,610)	($12,740)	($53,431)	($49,789)

[1] Segment EBITDA is a non-GAAP measure that management uses as a supplemental performance measure. The most directly comparable GAAP measure is segment operating income (loss). Segment EBITDA is segment operating income (loss) adjusted for depreciation and amortization. It should not be considered as an alternative to segment operating income (loss) computed under GAAP.

[2] Segment Adjusted EBITDA excludes the impact of the items listed that we do not believe are indicative of our core operating performance.

29

1 Discretionary free cash flow is defined as net cash provided by operating activities less payments for maintenance capital expenditures. Management uses free cash flow to help assess the cash generation ability of the company and funds available for investing activities, such as acquisitions, investing in the business to drive growth, and financing activities, including debt payments and share repurchases.  Free cash flow does not represent cash available only for discretionary expenditures, since the Company has mandatory debt service requirements and other contractual and non-discretionary expenditures.  In addition, free cash flow may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. 2 Maintenance capital expenditures consists of non-discretionary capital expenditures for purposes of replacing or maintaining current assets or that are essential in nature for health, safety or environmental purposes.    DISCRETIONARY FREE CASH FLOW RECONCILIATION OF NON-GAAP FINANCAIL MEASURE (UNAUDITED)  DISCRETIONARY FREE CASH FLOW1                Twelve Months Ending December 31,        (Dollars in millions)    2016    2017                GAAP net cash provided by operating activities    172,751    $177,670    Payments for maintenance capital expenditures2    (59,400)  (41,323)  Discretionary free cash flow1    $113,351    $136,347    30

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